Crosby
31-11

INSTRUMENT PREPARED BY:
H. James Lossin, Sr.
610 First Street
Jonesville, LA 71343
Telephone: 318-339-7238

RETURN TO:
H. James Lossin, Sr.
P. O. Box 398
Jonesville, LA 71343

TAX MAP :__________

Addresses:

ASSIGNORS:
AJ & J OIL, INC.
P. O. Box 659
Jonesville, LA 71343

BAR-G-BAR GEOSERVICES, LLC
669 Selma Estates Road
Natchez, MS 39120

SOURCEROCK EXPLORATION, LLC
5380 Lake Redwine Cove NW
Aceworth, GA 30101

KELLY HILL, LLC OF IOWA
2057 Kiowa Lane
Fairfield, IA 52556

OXBOW ENERGY PARTNERS, LP
2057 Kiowa Lane
Fairfield, IA 52556

AMERICAN PATRIOT OIL & GAS, INC.
1800 Julian St.
Denver, CO 80204

ASSIGNEE:
AMAZING ENERGY HOLDINGS, LLC
5700 West Plano Parkway, Suite 3600
Plano, TX 39078

ASSIGNMENT OF OIL, GAS AND MINERAL LEASE

FOR AND IN CONSIDERATION of the sum of One Hundred Dollars ($100.00) and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the undersigned Assignor(s):

Assignors

AJ & J OIL, INC.
P. O. Box 659
Jonesville, LA 71343

BAR-G-BAR GEOSERVICES, LLC
669 Selma Estates Road
Natchez, MS 39120

SOURCEROCK EXPLORATION, LLC
5380 Lake Redwine Cove NW
Aceworth, GA 30101

KELLY HILL, LLC OF IOWA
2057 Kiowa Lane
Fairfield, IA 52556

OXBOW ENERGY PARTNERS, LP
2057 Kiowa Lane
Fairfield, IA 52556

AMERICAN PATRIOT OIL & GAS, INC.
1800 Julian St.
Denver, CO 80204

do hereby grant, bargain, sell, convey and assign unto the following named Assignee, all of their Working Interest in and to an undivided one hundred (100%) Working Interest, in and to the Oil, Gas and Mineral Lease listed on Exhibit "A" attached hereto:

Assignee

AMAZING ENERGY HOLDINGS, LLC
5700 West Plano Parkway, Suite 3600
Plano, TX 39078

There is likewise assigned, set over, conveyed and delivered unto Assignee, the interest shown above herein assigned, in and to all leases, easements, agreements and permits and all personal property, including all pumping united, flowlines, treaters, oil stock tanks, saltwater holding tanks, casing, tubing an d in-hole equipment, wellhead connections, and other operating equipment beyond the wellhead connections used in the operation and production said wells, and any other equipment that might be allocated to said wells and any other equipment associated with the operation of said wells, and related net revue interest in the proceeds from production, associated with said interest.

This assignment is made subject to all the terms, conditions, restrictions, limitations and provisions set forth and contained in the leases being assigned, as well as to any and all assignments thereof.

Assignee recognizes and specifically assumes Assignor's obligation to properly plug said wells, abandon and restore the leased premises, and properly abandon and restore associated facilities, pits and surface locations associated with the assigned property when appropriate, in accordance with the rules and regulations of any governmental authority having jurisdiction thereof. Assignee agrees to pay all costs and expenses associated with any such plugging, abandoning and restoring.

Assignor hereby agrees that it will execute and deliver all such other additional instruments, notices, assignments or other documents, and will do all such other acts and things necessary, or as may be necessary to fully assure to Assignee or its successors or assigns, all of the respective rights and interest herein and hereby granted or intended to be granted.

This Assignment of Oil, Gas and Mineral Lease may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

This assignment is made without warranty, either express or implied. Assignee states that its representative has inspected the premises and equipment related to the properties, and accepts this assignment of the relative equipment on a "as is, where is" basis.

The effective date of this assignment shall be _____________.

IN WITNESS WHEREOF, this instrument is executed on this ____ day of _____________, 2018.

ASSIGNORS:

AJ & J OIL, INC.

Randy White
By: RANDY WHITE
Its: President

BAR-G-BAR GEOSERVICES, LLC

By: Roger Roy Deadheart
Its: Member/Manager

SOURCEROCK EXPLORATION, LLC

____
By: _____________________
Its: _____________________

KELLY HILL, LLC OF IOWA

____
By: _____________________
Its: _____________________

OXBOW ENERGY PARTNERS, LP

____
By: _____________________
Its: _____________________

AMERICAN PATRIOT OIL & GAS, INC.

____
By: _____________________
Its: _____________________

STATE OF Louisiana
COUNTY OF Catahoula

BEFORE ME, the undersigned authority, personally appeared **RANDY WHITE**, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **AJ & J OIL, INC.**, in his capacity as its duly authorized **PRESIDENT**, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 16th day of April, 2018.

My Commission Expires:

at Death

Ashley G. Ramsey
NOTARY PUBLIC in and for
Catahoula Parish, LA

Ashley G. Ramsey
Notary Public # 125902
State of Louisiana
Parish of Concordia w/ Statewide Jurisdiction
My Commission Expires with Death

This assignment is made without warranty, either express or implied. Assignee states that its representative has inspected the premises and equipment related to the properties, and accepts this assignment of the relative equipment on a "as is, where is" basis.

The effective date of this assignment shall be _____________.

IN WITNESS WHEREOF, this instrument is executed on this ____ day of _____________, 2018.

ASSIGNORS:

AJ & J OIL, INC.

By: RANDY WHITE
Its: President

BAR-G-BAR GEOSERVICES, LLC

By: _______________
Its: _______________

SOURCEROCK EXPLORATION, LLC

By: Randall Eddington
Its: Managing Partner

KELLY HILL, LLC OF IOWA

By: _______________
Its: _______________

OXBOW ENERGY PARTNERS, LP

By: _______________
Its: _______________

AMERICAN PATRIOT OIL & GAS, INC.

By: _______________
Its: _______________

STATE OF _______________
COUNTY OF _______________

BEFORE ME, the undersigned authority, personally appeared **RANDY WHITE**, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **AJ & J OIL, INC.**, in his capacity as its duly authorized **PRESIDENT**, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this _____ day of _______________, 2018.

My Commission Expires:

_______________ NOTARY PUBLIC in and for

_______________ _______________

This assignment is made without warranty, either express or implied. Assignee states that its representative has inspected the premises and equipment related to the properties, and accepts this assignment of the relative equipment on a "as is, where is" basis.

The effective date of this assignment shall be ____________.

IN WITNESS WHEREOF, this instrument is executed on this ____ day of ____________, 2018.

ASSIGNORS:

AJ & J OIL, INC.

____
By: RANDY WHITE
Its: President

BAR-G-BAR GEOSERVICES, LLC

____
By:______________________
Its:______________________

SOURCEROCK EXPLORATION, LLC

____
By:______________________
Its:______________________

KELLY HILL, LLC OF IOWA

____
By: Ronald B. Stakland
Its: President

OXBOW ENERGY PARTNERS, LP

____
By: Ronald B. Stakland
Its: President of the Managing G.P.

AMERICAN PATRIOT OIL & GAS, INC.

____
By:______________________
Its:______________________

STATE OF ______________________
COUNTY OF ______________________

BEFORE ME, the undersigned authority, personally appeared RANDY WHITE, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of AJ & J OIL, INC., in his capacity as its duly authorized PRESIDENT, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ______________, 2018.

My Commission Expires:

______________________ NOTARY PUBLIC in and for

______________________ ______________________

This assignment is made without warranty, either express or implied. Assignee states that its representative has inspected the premises and equipment related to the properties, and accepts this assignment of the relative equipment on a "as is, where is" basis.

The effective date of this assignment shall be ___________.

IN WITNESS WHEREOF, this instrument is executed on this ____ day of ____________, 2018.

ASSIGNORS:

AJ & J OIL, INC.

____

By: **RANDY WHITE**
Its: President

BAR-G-BAR GEOSERVICES, LLC

____
By:____________________
Its:____________________

SOURCEROCK EXPLORATION, LLC

____
By:____________________
Its:____________________

KELLY HILL, LLC OF IOWA

____
By:____________________
Its:____________________

OXBOW ENERGY PARTNERS, LP

____
By:____________________
Its:____________________

AMERICAN PATRIOT OIL & GAS, INC.

____
By: Alexis Clark
Its: CEO

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared **RANDY WHITE**, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **AJ & J OIL, INC.**, in his capacity as its duly authorized **PRESIDENT**, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ________________, 2018.

My Commission Expires:

______________________ NOTARY PUBLIC in and for

______________________ ______________________

STATE OF Louisiana
COUNTY OF Concordia

BEFORE ME, the undersigned authority, personally appeared Roger Roy Geoghegan, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **BAR-G-BAR GEOSERVICES, LLC**, in his capacity as its duly authorized Member/MGR, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 16 day of April, 2018.

My Commission Expires:

Connie J. Braun
NOTARY PUBLIC in and for 36944

Death

Concordia Parish

STATE OF ______
COUNTY OF ______

BEFORE ME, the undersigned authority, personally appeared ______, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **SOURCEROCK EXPLORATION, LLC**, in his capacity as its duly authorized ______, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ______, 2018.

My Commission Expires:

______
NOTARY PUBLIC in and for

______ ______

STATE OF ______
COUNTY OF ______

BEFORE ME, the undersigned authority, personally appeared ______, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **KELLY HILL, LLC OF IOWA**, in his capacity as its duly authorized ______, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ______, 2018.

My Commission Expires:

______
NOTARY PUBLIC in and for

______ ______

STATE OF ______
COUNTY OF ______

BEFORE ME, the undersigned authority, personally appeared ______, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **OXBOW ENERGY PARTNERS, LP**, in his capacity as its duly authorized ______, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ______, 2018.

My Commission Expires:

______
NOTARY PUBLIC in and for

______ ______

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **BAR-G-BAR GEOSERVICES, LLC**, in his capacity as its duly authorized ____________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ____________________, 2018.

My Commission Expires: ____________________

____
NOTARY PUBLIC in and for ____________________

STATE OF Texas
COUNTY OF Montgomery

BEFORE ME, the undersigned authority, personally appeared Randall Eddington who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **SOURCEROCK EXPLORATION, LLC**, in his capacity as its duly authorized Managing Partner as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 12TH day of April, 2018.

My Commission Expires: 07/21/2018

[signature]
NOTARY PUBLIC in and for Texas

NITAL S. BHAKTA
Notary Public
STATE OF TEXAS
My Comm. Exp. 07-21-18

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **KELLY HILL, LLC OF IOWA**, in his capacity as its duly authorized ____________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ____________________, 2018.

My Commission Expires: ____________________

____
NOTARY PUBLIC in and for ____________________

STATE OF ____________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ____________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **OXBOW ENERGY PARTNERS, LP**, in his capacity as its duly authorized ____________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this ______ day of ____________________, 2018.

My Commission Expires: ____________________

____
NOTARY PUBLIC in and for ____________________

STATE OF ______________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ______________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **BAR-G-BAR GEOSERVICES, LLC**, in his capacity as its duly authorized ________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this _____ day of ________________, 2018.

My Commission Expires:

______________________ NOTARY PUBLIC in and for

______________________ ______________________

STATE OF ______________________
COUNTY OF ____________________

BEFORE ME, the undersigned authority, personally appeared ______________________, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **SOURCEROCK EXPLORATION, LLC**, in his capacity as its duly authorized ________________, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this _____ day of ________________, 2018.

My Commission Expires:

______________________ NOTARY PUBLIC in and for

______________________ ______________________

STATE OF Iowa
COUNTY OF Jefferson

x BEFORE ME, the undersigned authority, personally appeared Ron Stakland, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **KELLY HILL, LLC OF IOWA**, in his capacity as its duly authorized President, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 5 day of April, 2018.

My Commission Expires:

Rebecca A. Fritz
NOTARY PUBLIC in and for

T 4/11/2020 State of Iowa

STATE OF Iowa
COUNTY OF Jefferson

x BEFORE ME, the undersigned authority, personally appeared Ron Stakland, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **OXBOW ENERGY PARTNERS, LP**, in his capacity as its duly authorized President, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 5 day of April, 2018.

My Commission Expires:

Rebecca A. Fritz
NOTARY PUBLIC in and for

4/11/2020 State of Iowa

REBECCA A FRITZ
Notarial Seal - Iowa
Commission # 767508
My Commission Expires 4/11/2020

4/11/2020

STATE OF VICTORIA
COUNTY OF AUSTRALIA

BEFORE ME, the undersigned authority, personally appeared ALEXIS CLARK, who after being duly sworn by me, stated under oath that he executed the foregoing instrument on behalf of **AMERICAN PATRIOT OIL & GAS, INC.**, in his capacity as its duly authorized CEO, as his own free act and deed, on behalf of said company.

Given under my hand and official seal this 9 day of APRIL, 2018.

My Commission Expires:

N/A.

NOTARY PUBLIC in and for

Gaetano Francis Santino Portelli
of 127 Carinish Road, Clayton 3168
Notary Public Melbourne
Victoria, Australia

EXHIBIT "A"

Attached to and made a part of that certain Assignment of Oil, Gas and Mineral Lease dated ____________________ , 2019 by and between M & J OIL, INC. ET AL, as Assignors, and AMAZING ENERGY HOLDINGS, LLC, as Assignee.

1) Oil, Gas and Mineral Lease dated October 22, 2009, between CROSBY-MISSISSIPPI RESOURCES, LTD. as Lessor and GRIFFIN & GRIFFIN EXPLORATION, LLC as Lessee. Said lease, being duly recorded on November 19, 2009 in Oil & Gas Lease Book 157, Page 146, of the records of Chancery Clerk for Wilkinson County, Mississippi.

2) Memorandum of Oil and Gas Lease dated November 2, 2009 between FORSTER CREEK CORPORATION, as Lessor and GRIFFIN & GRIFFIN EXPLORATION, LLC as Lessee. Said lease being duly recorded on November 19, 2009 in Oil & Gas Lease Book 157, Page 148, of the records of the Chancery Clerk for Wilkinson County, Mississippi.

3) This Leasehold herein described includes the Crosby 31-11 No. 1 well and Crosby 31-12 SWDW, in Section 31, T3N-R1E, Wilkinson County, MS.